Exhibit 10.1

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”) is dated as of March 6, 2006 among TRC Companies, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, common stock of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I
DEFINITIONS

1.1                                 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.10 per share.

“Company Counsel” means Paul, Hastings, Janofsky & Walker LLP.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational or other law, rule, regulation, order, judgment, decree, ordinance, policy or directive, including those entered, issued, made, rendered or required by any court, administrative or other governmental body, agency or authority, or any arbitrator applicable to the Company.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Price” means $9.25.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B hereto.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock which are being purchased by and issued to the Purchasers pursuant to this Agreement.

“Subsidiary” means any subsidiary of the Company that would be required to be listed on Exhibit 21 to the Company’s Annual Report on Form 10-K.

“Trading Day” means (a) any day on which the Common Stock is traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted on any national securities exchange, market or trading or quotation facility, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

“Trading Market” means New York Stock Exchange or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transaction Documents” means this Agreement, the Shares, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II
PURCHASE AND SALE

2.1                                 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchasers, and each Purchaser shall, severally and not jointly, purchase from the Company the Shares set forth next to such Purchaser’s names on the investor allocation table attached hereto as Exhibit A (the “Investor Allocation Table”). The Closing shall take place via facsimile immediately following the satisfaction or waiver of the conditions set forth in Article V of this Agreement, or at such other location or time as the parties may agree; provided that original certificates representing the Shares shall be delivered via overnight carrier to the Purchasers.

2.2                                 Closing Deliveries.

(a)  At the Closing, the Company shall deliver or cause to be delivered to each Purchaser, the following:

(i)                                     one or more stock certificates evidencing the number of Shares indicated next to such Purchaser’s name in the Investor Allocation Table, registered in the name of such Purchaser;

(ii)                                  the legal opinion of Company Counsel, in the form of Exhibit C hereto, executed by such counsel and delivered to the Purchasers (the “Company Counsel Opinion”); and

(iii)                               a Registration Rights Agreement duly executed by the Company.

(b)  At the Closing, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i)                                     an amount equal to the product of the number of Shares indicated next to such Purchaser’s name on the Investor Allocation Table multiplied by the Purchase Price; and

(ii)                                  a Registration Rights Agreement duly executed by such Purchaser.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1                                 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

(a)  (i)  Except as disclosed on Schedule 3.1(a)(i), July 1, 2004, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Act and the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the (“SEC Documents”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. Except as disclosed on Schedule 3.1(a)(i) or as described in the Current Report on Form 8-K filed by the Company on February 2, 2006, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii)                                  Except as disclosed on Schedule 3.1(a)(ii) or as described in the Current Report on Form 8-K filed by the Company on February 2, 2006, as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied (“GAAP”), during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, normal year-end adjustments or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents or on Schedule 3.1(a)(ii), the Company has no liabilities, contingent or otherwise, which individually have had or could reasonably be expected to result in a Material Adverse Effect, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2004, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements.

(iii)                               The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures:  (A) are designed to ensure that material information relating to the Company and its Subsidiaries is made known the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the Company’s reports and filings under the Exchange Act are being prepared, (B) have been evaluated for effectiveness as of the end of the most recent annual period reported to the Commission, and (C) except as set forth on Schedule 3.1(a)(iii), are effective to perform the functions for which they were established.

(b)  Schedule 3.1(b) includes a list of all Subsidiaries of the Company. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or reasonably be expected to result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, or its stockholders. Each of the Transaction Documents has been (or upon delivery at the Closing will be) duly executed by the Company and, when delivered in accordance with the terms hereof and assuming the applicable Transaction Documents constitute the legal, valid and binding agreement of each other party thereto other than the Company, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d)  As of the date hereof, the authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, of which 14,600,004 shares are issued and outstanding, and 942,980 shares are held by the Company as treasury shares, and 500,000 shares of preferred stock, $.10 par value, 15,000 of which are designated as Series A-1 Cumulative Convertible Preferred Stock, and all of which are issued and outstanding. All of such outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. The Shares have been duly authorized and when issued pursuant to the terms hereof will be validly issued, fully paid and nonassessable and will not be subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other Person. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any other Person or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date hereof, the Company had outstanding options to purchase 2,917,270 shares of Common Stock, as well as options to purchase 412,630 shares of Common Stock that may be issued, under its Restated Stock Option Plan. As of the date of this Agreement, except to the extent described in the preceding sentence and Schedule 3.1(d), (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares. Except as may be described in any documents which have been publicly filed by any of the Company’s stockholders, to the Company’s knowledge, there are no agreements between the Company’s stockholders with respect to the voting or transfer of the Company’s capital stock.

(e)  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to any Person any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or could reasonably be expected to result in a Material Adverse Effect.

(f)  Except as set forth on Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of any registration statement pursuant to the Registration Rights Agreement, (ii) the application(s) to each Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby and (iii) applicable Blue Sky filings (collectively, the “Required Approvals”).

(g)  Except as set forth on Schedule 3.1(g) there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect.

(h)  Assuming the accuracy of the representations and warranties of the Purchasers set forth herein, the offer, issuance and sale of the Shares to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Shares by means of any form of general solicitation or advertising. The offer, sale and issuance of the Common Stock to the Purchasers pursuant to this Agreement will not be integrated with any other past or current offer, sale and issuance of the Company’s securities under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated or for purposes of any stockholder approval provision applicable to the Company or its securities.

(i)  Except with respect to the transactions contemplated hereby and by each of the other Transaction Documents and except as disclosed in the SEC Documents or in Schedule 3.1(i), since July 1, 2004 (i) the Company and each of its Subsidiaries has conducted its business only in the ordinary course, consistent with past practice, and since that date, no changes have occurred which have had or could reasonably be expected to result in a Material Adverse Effect; and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission.

(j)                                     The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, copyrights, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, to the Company’s knowledge, as presently contemplated to be operated in the future); there is no claim or Action by any Person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and the Company’s or its Subsidiaries’ current products and processes do not infringe on any Intellectual Property or other rights held by any Person, except where any such infringement would not have or could not reasonably be expected to result in a Material Adverse Effect.

(k)                                  The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required to be filed by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth in Schedule 3.1(k), there are no unpaid taxes owed by the Company or any of its Subsidiaries claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

(l)                                     The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, “Permits”), except where the failure to have any such Permit has not had or could not reasonably be expected to result in a Material Adverse Effect, and there is no Action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, has not had or could not reasonably be expected to result in a Material Adverse Effect.

(m)                               Since July 1, 2004, except as set forth in any SEC Document, no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice, lapse of time or both): (a) may constitute or result in a violation by the Company or any of its Subsidiaries, or a failure on the part of the Company or its Subsidiaries to comply with, any Legal Requirement; or (b) may give rise to any obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case for any event or circumstance that has not had or could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or other communication from any regulatory authority or any other Person, nor does the Company have any knowledge regarding: (x) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement, or (y) any actual, alleged, possible or potential obligation on the part of the Company or any of its Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature in connection with a failure to comply with any Legal Requirement, except in either case that has not had or could not reasonably be expected to have a Material Adverse Effect.

(n)                                 Except as set forth on Schedule 3.1 (n), no transaction has occurred between or among the Company, any of the Subsidiaries and their Affiliates, officers or directors or any Affiliate or Affiliates of any such officer or director that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings.

(o)                                 Except as set forth on Schedule 3.1(o), the Company is, and has reason to believe that for the foreseeable future it will continue to be, in compliance with all applicable rules of the New York Stock Exchange, including all listing and corporate governance requirements. Except as set forth on Schedule 3.1(o), the Company has not, at any time since January 1, 2005, received notice from the New York Stock Exchange that the Company is not in compliance with the listing or maintenance requirements thereof and to the knowledge of the Company, no circumstances exist that would be reasonably likely to cause the Company to fail to be in compliance with the listing or maintenance requirements of the New York Stock Exchange. The issuance and sale of the Shares under the Agreement does not contravene the rules and regulations of the New York Stock Exchange, and no approval of the stockholders of the Company thereunder is required for the Company to issue the Shares as contemplated by this Agreement.

(p)                                 “Environmental Laws” shall mean, collectively, all Legal Requirements, including any federal, state, local or foreign statute, laws, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Except as set forth on Schedule 3.1(p), (i) the Company and its Subsidiaries have complied and are in compliance with all applicable Environmental Laws; (ii) without limiting the generality of the foregoing, the Company and its Subsidiaries have obtained, have complied, and are in compliance with all Permits that are required pursuant to Environmental Laws for the occupation of their respective facilities and the operation of their respective businesses; (iii) none of the Company or its Subsidiaries has received any written notice, report or other information regarding any actual or alleged violation of Environmental Laws, or any liabilities or potential liabilities (including fines, penalties, costs and expenses), including any investigatory, remedial or corrective obligations, relating to any of them or their respective facilities arising under Environmental Laws, nor, to the knowledge of the Company is there any factual basis therefor; (iv) there are no underground storage tanks, polychlorinated biphenyls, urea formaldehyde or other hazardous substances (other than small quantities of hazardous substances for use in the ordinary course of the operation of the Company’s and its Subsidiaries’ respective businesses, which are stored and maintained in accordance and in compliance with all applicable Environmental Laws), in, on, over, under or at any real property owned or operated by the Company and/or its Subsidiaries; (v) there are no conditions existing at any real property owned or occupied by the Company or any of its Subsidiaries or with respect to the Company or any of its Subsidiaries that require remedial or corrective action, removal, monitoring or closure pursuant to the Environmental Laws and (vi) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has contractually, by operation of law, or otherwise amended or succeeded to any liabilities arising under any Environmental Laws of any predecessors or any other Person.

(q)                                 Except as set forth on Schedule 3.1(q), or for any lien for current taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings, the Company and its Subsidiaries have good and marketable title to all real property and all personal property owned by them. Any leases of real property and facilities of the Company and its Subsidiaries are valid and effective in accordance with their respective terms.

(r)                                    The Company is not, and upon the issuance and sale of the Shares as contemplated by this Agreement will not be, an “investment company” as defined under the Investment Company Act of 1940 (“Investment Company”). The Company is not controlled by an Investment Company. The Company is not a United States real property holding company, as defined under the Internal Revenue Code of 1986, as amended.

(s)                                  The Company has taken no action which would give rise to any claim by any Person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(t)                                    The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

(u)                                 Except as set forth on Schedule 3.1(u), the Company and its Subsidiaries have insurance policies in full force and effect of a type, covering such risks and in such amounts, and having such deductibles and exclusions as are customary for conducting businesses and owing assets similar in nature and scope to those of the Company and its

Subsidiaries. The amounts of all such insurance policies and the risks covered thereby are in accordance in all material respects with all material contracts and agreements to which the Company and/or its Subsidiaries is a party and with all applicable Legal Requirements. With respect to each such insurance policy:  (i) the policy is valid, outstanding and enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally, equitable limitations on the availability of specific remedies and principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); (ii) neither the Company nor any of its Subsidiaries is in breach or default with respect to its obligations thereunder in any material respect; and (iii) no party to the policy has repudiated, or given notice of an intent to repudiate, any provision thereof.

(v)                                 The Company understands and confirms that the Purchasers will rely on the representations and covenants of the Company contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents. All representations and warranties provided to the Purchasers including the disclosures in the Company’s Disclosure Schedules attached hereto furnished by or on behalf of the Company, taken as a whole are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its Subsidiaries or its or their businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

3.2                                 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a)                                  If such Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. If such Purchaser is an entity, the purchase by such Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been (or upon delivery will be) duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof and assuming the applicable Transaction Documents constitute the legal, valid and binding agreement of the Company, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws that affect creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; and (iii) principles of equity. If such Purchaser is a natural person, such Purchaser is of a legal age and capable to enter into and execute this Agreement and the Registration Rights Agreement.

(b)                                 Such Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement and the Registration Rights Agreement at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)                                  At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Shares.

(d)                                 Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

(e)                                  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f)                                    Such Purchaser acknowledges that it has reviewed the SEC Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g)                                 Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h)                                 Such Purchaser understands and acknowledges that: (i) the Shares are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1                                 Form D; Blue Sky Laws. Promptly upon completion of the Closing and in any event within 15 days thereof, the Company shall file with the Commission a Form D with respect to the Shares as required under Regulation D and each applicable state securities commission and will provide a copy thereof to the Purchasers promptly after such filing.

4.2                                 Expenses. At the Closing, the Company shall reimburse the Purchasers for all reasonable expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents and their due diligence review of the Company, including, without limitation, reasonable attorneys’ fees and expenses, and out-of-pocket travel costs and expenses; provided, however, that the amount of all such fees for which the Company shall be liable shall not exceed $30,000 in the aggregate.

4.3                                 Listing. The Company will use its best efforts to (i) maintain the listing and trading of the Common Stock on the New York Stock Exchange or other securities exchange or automated quotation system for so long as the Company qualifies for such listing under the rules and regulations of the New York Stock Exchange or such other securities exchange or automated quotation system and (ii) comply in all material respects with the Company’s reporting, filing and other obligations under the rules and regulations of the New York Stock Exchange or such other securities exchange or automated quotation system.

4.4                                 Transfer Restrictions.

(a)                                  Shares may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the Shares of the Company, without any such legal opinion, any transfer of Shares by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that it is acquiring the Shares solely for investment purposes (subject to the qualifications hereof). As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)                                 The Purchasers agree to the imprinting, so long as is required by this Section 4.4(b), of the following legend on the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT COVERING SUCH SECURITIES, OR (2) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to any holder of Shares if, unless otherwise required by state securities laws, such Shares are sold pursuant to (i) an effective Registration Statement under the Securities Act, (ii) Rule 144 or (iii) another applicable exemption from registration under the Securities Act.

4.5                                 Furnishing of Information. As long as any Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.6                                 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would require the Company to seek stockholder approval for the issuance of the Shares under any stockholder approval provision applicable to the Company.

4.7                                 Indemnification of the Purchasers. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations and warranties made by the Company in this Agreement or in the other Transaction Documents, (ii) any breach by the Company or any of its covenants contained in this Agreement or in the other Transaction Documents or (iii) any litigation, investigation or proceeding instituted by any Person with respect to this Agreement or the Shares (excluding, however, any such litigation, investigation or proceeding which arises solely from the acts or omissions of the Purchaser Party seeking indemnification or its Affiliates). The Company will reimburse such Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.8                                 Commission Reports.

(a)                                  The Company will deliver to each Purchaser promptly, but in any event no later than 5 business days after it files with the Commission, to the extent not available on the EDGAR system, copies of the quarterly and annual reports and of the information, documents and other reports, if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

(b)                                 In the event the Company is not required to furnish such reports to its stockholders pursuant to the Exchange Act, the Company (at its own expense) shall cause its consolidated financial statements, comparable to those which would have been required to appear in annual or quarterly reports, to be delivered to each Purchaser.

4.9                                 Securities Matters. Not later than March 31, 2006, the Company shall file its Annual Report on Form 10-K with respect to its fiscal year ended June 30, 2005. Thereafter, the Company shall file in a timely manner all periodic reports which it is required to file with the Commission pursuant to the Exchange Act and shall not terminate its status as an issuer required to file period reports under the Exchange Act.

4.10                           Board Representation. As long as Federal Partners, L.P. holds at least five percent (5%) of the outstanding capital stock of the Company, the Company shall take such actions as shall be reasonably necessary to ensure that Stephen Duff is elected as a director to fill the vacancy resulting from the increase in the authorized number of directors of the Company as provided in the following sentence. The Company agrees to increase the number of the directors on its Board of Directors by one not later than March 15, 2006.

4.11                           Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon it or any of its Subsidiaries or upon the income, profits or property of it or any of its Subsidiaries and (b) all lawful claims for labor, materials and supplies which, in each case, if unpaid, could reasonably be expected, by law, to become a material liability or lien upon the property of it or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or for which adequate reserved, to the extent required under GAAP, have been taken.

4.12                           Maintenance of Properties and Insurance.

(a)                                  The Company shall cause all material properties owned by or leased by it or any of its Subsidiaries used or useful to the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals and replacements thereof, all as in its judgment may be reasonably necessary, so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 4.12 shall prevent the Company or any of its Subsidiaries from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such properties are, in the reasonable and good faith judgment of the Board of Directors of the Company or such Subsidiary, as the case may be, no longer reasonably necessary in the conduct of their respective businesses.

(b)                                 The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable good faith judgment of the Board of Directors of the Company, are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary, in the good faith judgment of the Board of Directors of the Company, for companies similarly situated in the industry.

4.13                           Compliance with Laws. The Company will comply, and will cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as are being contested in good faith and by appropriate proceedings and except for such noncompliances as could not in the aggregate reasonably be expected to have a Material Adverse Effect.

4.14                           Use of Proceeds. The Company will use the proceeds from the sale of the common stock to pay existing indebtedness of the Company or for general corporate working capital purposes.

ARTICLE V
CONDITIONS TO CLOSING

5.1                                 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Shares at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (provided however that such materiality qualification shall only apply to representations and warranties not otherwise qualified by materiality) as of the date when made and as of the Closing Date as though made on and as of such date (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date);

(b)  Performance. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)  Consents. Any consents or approvals required to be secured by the Company for the consummation of the transactions contemplated by the Transaction Documents shall have been obtained and shall be reasonably satisfactory to the Purchaser.

(d)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(e)  Adverse Changes. Since the date of execution of this Agreement, there shall have been no Material Adverse Effect, nor shall any event or series of events shall have occurred that reasonably could be expected to have or result in a Material Adverse Effect.

(f)  No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(g)  Opinion. The Purchaser shall have received the Company Counsel Opinion, dated as of the Closing Date.

5.2                                 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

(b)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

ARTICLE VI
MISCELLANEOUS

6.1                                 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, Exhibits and Schedules.

6.2                                 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) (with confirmation of transmission) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) (with confirmation of transmission) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service (next day service specified), or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	TRC Companies, Inc.
21 Griffin Road North
Windsor, Connecticut 06095
Attention: General Counsel and Chief Financial Officer
	Telephone:	(860) 298-9692
	Facsimile:	(860) 298-6291

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

To the extent that any funds shall be delivered to the Company by wire transfer, unless otherwise instructed by the Company, such funds should be delivered in accordance with the following wire instructions:

6.3                                 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.4                                 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.5                                 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

6.6                                 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Purchaser Party is an intended third party beneficiary of Section 4.7 and may enforce the provision of such Section.

6.7                                 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.8                                 Survival. The covenants and representations and warranties contained herein shall survive the Closing and the delivery of the Shares until the three-year anniversary of the Closing Date.

6.9                                 Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10                           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11                           Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.12                           Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.13                           Publicity. The Company and the Purchasers shall have the right to review a reasonable period of time before issuing any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon). Notwithstanding the foregoing, the Company shall file with the SEC a Form 8-K disclosing the transactions herein within four (4) business days of the Closing Date and attach the relevant agreements and instruments to either such Form 8-K or the first Quarterly Report on Form 10-Q filed by the Company following the Closing Date, and the Purchasers may make such filings as may be required under Section 16 of the Exchange Act.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TRC COMPANIES, INC.

By:	/s/ Martin H. Dodd
Name: Martin H. Dodd
Title: Senior Vice President

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

FEDERAL PARTNERS, L.P..
By Ninth Floor Corporation, its General Partner

By:	/s/ Stephen M. Duff
Name:	Stephen M. Duff
Title:	Treasurer

Address for Notice:
One Rockefeller Plaza, 1st Floor
New York, New York 10022
Telephone: (212) 977-3441
Facsimile: (212) 977-3424

With copies to:
Patterson, Belknap, Webb & Tyler LLP
1133 Avenue of the Americas
New York, New York 10036-6710
Attention: Jeffrey E. La Gueux, Esq.
Telephone: (212) 336-2684
Facsimile: (212) 336-2222

/s/ Peter R. Kellog
Peter R. Kellogg

/s/ Lee I. Kellogg
Lee I. Kellogg

/s/ Charles Kirkland Kellogg
Charles Kirkland Kellogg

Address for Notice:
48 Wall Street, 30th Floor
New York, NY 10005

Exhibits:

A                                      Investor Allocation Table

B                                        Form of Registration Rights Agreement

C                                        Form of Opinion of Company Counsel

Exhibit A

Investor Allocation Table

NAME	SHARES

Federal Partners	1,081,081

Peter R. Kellogg	381,081

Lee I. Kellogg	350,000

Charles Kirkland Kellogg	350,000